SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 14, 2002
(Date of earliest event reported)

UNITED DOMINION REALTY TRUST, INC.
(Exact name of Registrant as specified in its charter)

Virginia	0-10524	54-0857512
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129
(Address of principal executive offices, including zip code)

(720) 283-6120
(Registrant’s telephone number, including area code)

Item 5.    Other Events.

On June 14, 2002, United Dominion Realty Trust, Inc. (the “Company”) entered into an Underwriting Agreement dated June 14, 2002 with Goldman, Sachs & Co. with respect to the issuance and sale by the Company of $200,000,000 of the Company’s 6.50% Notes Due 2009. The Underwriting Agreement dated June 14, 2002, is attached hereto and incorporated herein by reference as Exhibit 1.01. Morrison & Foerster LLP, as counsel to the Company, has issued its opinion with respect to the validity of the notes issued pursuant to the Underwriting Agreement. The validity opinion is attached hereto and incorporated herein by reference as Exhibit 5.01. Morrison & Foerster LLP has also issued its opinion with respect to certain tax matters, which opinion is attached hereto and incorporated herein by reference as Exhibit 8.01.

Item 7.    Exhibits and Financial Statements.

(c)    Exhibits

1.01    Underwriting Agreement dated June 14, 2002.

5.01    Validity Opinion of Morrison & Foerster LLP.

8.01    Tax Opinion of Morrison & Foerster LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED DOMINION REALTY TRUST, INC.

By:	/s/ CHRISTOPHER D. GENRY
Christopher D. Genry Executive Vice President and Chief Financial Officer
Date:    June 19, 2002

EXHIBIT INDEX

Exhibit	Description

1.01	Underwriting Agreement dated June 14, 2002.

5.01	Validity Opinion of Morrison & Foerster LLP.

8.01	Tax Opinion of Morrison & Foerster LLP.